EXHIBIT 99.1

               SPACEDEV                         STARSYS RESEARCH


                JOINT PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 2
         (To joint proxy statement/prospectus dated December 29, 2005 and joint proxy statement/prospectus supplement no. 1 dated January 23, 2006)

                                12,357,143 SHARES

                                 SPACEDEV, INC.

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE


     This joint proxy statement/prospectus supplement no. 2, which we refer to as this supplement, updates and supplements our joint proxy statement/prospectus dated December 29, 2005 and joint proxy statement/prospectus supplement no. 1 dated January 23, 2006, which we refer to together as the joint proxy statement/prospectus and which form part of our Registration Statement on Form S-4 (Registration File No. 333-130244). The joint proxy statement/prospectus relates to the special meetings of the shareholders of SpaceDev, Inc. and Starsys Research Corporation and the proposed merger of Starsys with and into a wholly-owned subsidiary of SpaceDev, which we refer to as the merger, including the issuance of shares of SpaceDev common stock to Starsys shareholders pursuant to the related agreement and plan of merger and reorganization. This supplement is being sent to shareholders of Starsys to advise them of an increase in the working capital adjustment that would decrease the consideration we expect
Starsys  shareholders  to  receive  if  the  merger is approved and consummated.

     You should read this supplement in conjunction with the joint proxy statement/prospectus identified above. This supplement is qualified by reference to the joint proxy statement/prospectus, except to the extent that the information in this supplement updates or supersedes the information contained in the joint proxy statement/prospectus.

     The proposed merger involves risks. WE ENCOURAGE YOU TO READ THE ENTIRE JOINT PROXY STATEMENT/PROSPECTUS AND THIS SUPPLEMENT CAREFULLY AND WE ESPECIALLY ENCOURAGE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE 13 OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THE SUPPLEMENTAL SECTION ENTITLED "SUPPLEMENTAL RISK FACTORS" BEGINNING ON PAGE 2 OF THE JOINT PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 1.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SPACEDEV COMMON STOCK TO BE ISSUED PURSUANT TO THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE JOINT PROXY STATEMENT/PROSPECTUS OR THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Board of Directors of Starsys continues to enthusiastically support this reorganization, and recommend that you vote FOR the merger and the other proposals.

    This joint proxy statement/prospectus supplement no. 2 is dated January 29,
                                      2006.

                                      PAGE

                                EXPLANATORY NOTE

     Based on the Balance Sheet of Starsys dated January 26, 2006, the amount of consideration to be received by the Starsys shareholders in the merger will be decreased by a working capital adjustment of approximately $2,100,000 rather than the approximate $1,100,000 working capital adjustment described in the joint proxy statement/prospectus. This supplement describes the effect of these changes. The sections and subsections below update selected sections and subsections from the joint proxy statement/prospectus.

     Please note that Starsys intends to call the special meeting of Starsys shareholders to order at 10:00 a.m. Mountain Standard Time on January 30, 2006, and then adjourn the meeting for approximately one hour to count final proxies. If you have sent in a proxy to the exchange agent and you wish to change your vote, please contact Starsys at the telephone number indicated on the last page of this supplement prior to 11:00 a.m. Mountain Standard Time.

                                     SUMMARY
                                     -------

THE  MERGER
-----------

Q:     WHAT  WILL  STARSYS  SHAREHOLDERS  RECEIVE  IN  THE  MERGER?

A:     Starsys  shareholders  will  be  entitled  to  receive  the  following consideration at the effective time of the merger, subject to adjustment as provided in the merger agreement:

     - cash in the aggregate amount of up to $1,500,000, which is expected by Starsys' management to be reduced by approximately $845,000 in transaction costs and to be further reduced by approximately $351,000 working capital adjustments, or approximately $304,000 after reductions; and,

     - an aggregate number of shares of SpaceDev common stock equal to the quotient of (A) $7,500,000, which is expected by Starsys' management to be reduced by approximately $365,000 in transaction costs and to be further reduced by approximately $1,758,000 in working capital adjustments, or approximately $5,377,000 after reductions, divided by (B) the volume weighted average price of SpaceDev common stock for the twenty trading days preceding the merger, which, based on current information and assuming the merger closes on January 31, 2006, is estimated to be between approximately $1.43 and $1.47.

     The amounts presented as transaction costs and working capital adjustments are only estimates and may increase prior to closing. Based on the formula and estimates described above, at the closing of the merger, Starsys shareholders are expected to receive merger consideration having a value of approximately $10.86 per share of Starsys common stock, consisting of approximately $0.58 per share in cash and approximately $10.28 per share in shares of SpaceDev common stock (based on 523,008 shares of Starsys common stock outstanding as of January 26, 2006 and on the estimated volume weighted average price of SpaceDev common stock as described above).

     Fifty percent (50%) of the number of shares of SpaceDev common stock issued at closing (without taking into account any shares of SpaceDev common stock deliverable to the shareholder agent at the closing for the satisfaction of certain transaction expenses incurred by Starsys related to the sale of the company) will be deposited in escrow as security for the payment of indemnification claims under the merger agreement and to pay certain expenses of the shareholder agent, which escrow will continue until ten (10) days following the date of audited financial statements prepared for the surviving corporation for the fiscal year ending 2006 (i.e., approximately April 2007), subject to extension in the event claims are outstanding on that date.

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     Following the merger, Starsys shareholders may also be entitled to receive, based on the achievement by the Starsys business of certain performance criteria for each of the fiscal years ending December 31, 2005, December 31, 2006 and December 31, 2007, additional performance-based consideration consisting of up to:

     - For the fiscal year ended December 31, 2005, $350,000 in cash and an aggregate number of shares of SpaceDev common stock equal to the quotient of (A) up to $3,000,000 divided by (B) the volume weighted average price of SpaceDev common stock for the twenty trading days preceding the date of the audit opinion for Starsys' fiscal year ended December 31, 2005, but not less than $2.00;

     - For the fiscal year ended December 31, 2006, $350,000 in cash and an aggregate number of shares of SpaceDev common stock equal to the quotient of (A) up to $7,500,000 divided by (B) the volume weighted average price of SpaceDev common stock for the twenty trading days preceding the date of the audit opinion for Starsys' fiscal year ended December 31, 2006, but not less than $2.50; and

     - For the fiscal year ended December 31, 2007, $350,000 in cash and an aggregate number of shares of SpaceDev common stock equal to the quotient of (A) up to $7,500,000 divided by (B) the volume weighted average price of SpaceDev common stock for the twenty trading days preceding the date of the audit opinion for Starsys' fiscal year ended December 31, 2007, but not less than $3.00.

     Starsys believes it is unlikely that it will achieve one of the performance criteria for the fiscal year ending December 31, 2005. This performance criteria is subject to adjustment following the year end pursuant to its audit of its financial records. If Starsys does not meet this performance criteria, the Starsys shareholders will not receive any performance consideration for 2005.

     If any shares of SpaceDev common stock are payable as performance consideration for the fiscal year ending December 31, 2005, fifty percent (50%) of those shares will be deposited in the escrow described above. In addition, 1% of any shares of SpaceDev common stock payable as performance consideration will be paid as transaction expenses to Robert Vacek, the president of Starsys.

     In addition, Starsys shareholders will be entitled to receive the maximum amount of performance consideration for a particular fiscal year if SpaceDev materially breaches specific covenants of the merger agreement and is unable to cure the breach within the cure period set forth in the merger agreement.

     For more information, see "The Merger - The Merger Agreement - Merger Consideration" beginning on page 3 of this supplement.

                       COMPARATIVE PER SHARE MARKET VALUE

     The common stock of SpaceDev is traded on the OTC Bulletin Board, or OTCBB, under the symbol "SPDV.OB". On October 25, 2005, the last full trading day prior to the public announcement of the proposed merger, the last reported sale price of SpaceDev's common stock on the OTCBB was $1.49 per share. On January 27, 2006, the last reported sale price of SpaceDev's common stock on the OTCBB was $1.44 per share. The volume weighted average price of SpaceDev common stock for the twenty trading days preceding January 31, 2006 is currently estimated to be approximately $1.43 to $1.47 per share. Starsys is a privately-held company and there is currently no established market for its securities.

     Assuming the merger closes on January 31, 2006, at the closing of the merger, Starsys shareholders are expected to receive merger consideration having a value of approximately $10.86 per share of Starsys common stock, consisting of approximately $0.58 per share in cash and approximately $10.28 per share (based on the estimated volume weighted average price of SpaceDev common stock as described above) in shares of SpaceDev common stock. The estimated merger

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                                        2

consideration per share is based on 523,008 shares of Starsys common stock outstanding as of January 26, 2006, and assumes that an aggregate of approximately $304,000 in cash, after estimated adjustments, and an aggregate of approximately $5,377,000 in shares of SpaceDev common stock (based on the estimated volume weighted average price of SpaceDev common stock, as described above), after estimated adjustments, will be paid to the Starsys shareholders at the closing of the merger. Starsys shareholders may also be entitled to receive additional performance-based consideration following the closing of the merger payable in cash and shares of SpaceDev common stock. For more information on the merger consideration to be received by the Starsys shareholders pursuant to the merger agreement, see "The Merger - Merger Agreement - Merger Consideration" below.


                              THE MERGER AGREEMENT

MERGER  CONSIDERATION

Shareholder  Consideration

     Closing Consideration. SpaceDev will pay and issue up to the following total maximum consideration to the Starsys shareholders at the effective time of the merger on a pro rata basis:

     -  cash  in  the  aggregate  amount  of  $1,500,000;  and,

     - a number of shares of SpaceDev common stock equal to $7,500,000 divided by the volume-weighted average price of SpaceDev common stock for the preceding 20 trading days (estimated to be approximately $1.43 to $1.47 per share, assuming the merger closes on January 31, 2006).

     These amounts are subject to reduction for the payment of some Starsys transaction expenses and for any excess working capital deficit about the time of the merger, as described under the subcaptions "- Starsys Transaction Expenses" in the joint proxy statement/prospectus and "-Working Capital Adjustment" below. Starsys management anticipates that, after the payment of these expenses and the application of these adjustments, $304,000 in cash and up to $5,377,000 in shares of SpaceDev common stock (based on the estimated volume weighted average price of SpaceDev common stock as described above) will be available for distribution to Starsys shareholders. In addition, 50% of the shares issued at the time of the merger will be placed in an escrow account and in an expense fund, as described under the caption "Escrow" in the joint proxy statement/prospectus.

Working  Capital  Adjustment

     The amount of cash and shares of SpaceDev common stock to be delivered by SpaceDev at the closing of the merger may be adjusted based on the Starsys adjusted working capital deficit calculated as of January 26, 2006. The adjustment is based on the amount by which the Starsys business working capital deficit, after payment of the Starsys transaction expenses and repayment of the Starsys loans (as described under the subcaptions "- Loan Repayments" below and "- Starsys Transaction Expenses" in the joint proxy statement/prospectus), exceeds $1.68 million. If this amount is a positive value, the cash to be paid by SpaceDev at the closing will be reduced by one-sixth of that amount, and the $7.5 million amount used to calculate the number of shares of SpaceDev common stock to be delivered at the closing will be reduced by five-sixths of that amount. Starsys management has calculated the working capital adjustment to be approximately $2,100,000 as of January 26, 2006.

Loan  Repayments

     At the closing of the merger, SpaceDev will: (i) subject to a $4.6 million limit on loan repayments, repay the remaining principal and interest of all loans to Starsys from Vectra Bank Colorado, which we refer to as Vectra, together with any other costs, expenses and liabilities incurred in connection with those loans, which we refer to as the Vectra loans; (ii) cancel and

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                                        3

terminate the secured loan of $1.2 million and all accrued interest and fees, from SpaceDev to Starsys, which we refer to as the SpaceDev loan; and, (iii) repay subordinated loans in the aggregate principal amount of approximately $880,000 owed by Starsys to certain Starsys shareholders plus interest. SpaceDev will not be obligated to pay off more than $4,600,000 in the aggregate (excluding the amount of the SpaceDev loan) for all of these loans and related costs. Any amounts over $4,600,000 will be deducted from shareholder consideration through the working capital adjustment. The aggregate principal and interest on all these loans is expected on January 31, 2006 to be approximately $52,000 over $4,600,000.

Estimated  Merger  Consideration  Per  Share  at  Closing

     Assuming the merger closes on January 31, 2006, at the closing of the merger, Starsys shareholders are expected to receive merger consideration having a value of approximately $10.86 per share of Starsys common stock, consisting of approximately $0.58 per share in cash and approximately $10.28 per share (based on the estimated volume weighted average price of SpaceDev common stock as described under "The Merger Agreement - Merger Consideration - Shareholder Consideration" above) in shares of SpaceDev common stock. The estimated merger consideration per share is based on 523,008 shares of Starsys common stock outstanding as of January 26, 2006, and assumes that an aggregate of approximately $304,000 in cash, after estimated adjustments, and an aggregate of approximately $5,377,000 in shares of SpaceDev common stock (based on the estimated volume weighted average price of SpaceDev common stock), after estimated adjustments, will be paid to the Starsys shareholders at the closing of the merger.

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                       WHERE YOU CAN FIND MORE INFORMATION

     SpaceDev has filed with the SEC a Form S-4 registration statement under the Securities Act of 1933 with respect to the common stock offered by the joint proxy statement/prospectus. The joint proxy statement/prospectus and this supplement, which together constitute part of the registration statement, do not contain all of the information set forth in the registration statement and its exhibits and schedules, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information regarding SpaceDev's common stock and SpaceDev, please review the registration statement, including exhibits, schedules and reports filed as a part of the registration statement. The registration statement, including the exhibits and schedules, may be inspected without charge at the principal office of the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at its principal office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a Web site (http://www.sec.gov/) that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC, including SpaceDev. Additional information about SpaceDev can be obtained from its Internet website at http://www.spacedev.com/. The content of this website does not constitute part of the joint proxy statement/prospectus or this supplement.

     If you have any questions about the merger, the non merger-related proposals of SpaceDev or the meeting of SpaceDev, including the procedures for voting your shares, or if you need additional copies of the joint proxy statement/prospectus, this supplement or the proxies or transmittal letters enclosed with the joint proxy statement/prospectus, please contact:


                            FOR STARSYS SHAREHOLDERS:

                          Starsys Research Corporation
                            4909 Nautilus Court North
                             Boulder, Colorado 80301
                       Attention: Chief Executive Officer
                                 (303) 583-1400

     Additional copies of the joint proxy statement/prospectus and this supplement may also be obtained from Exchange Agent at the following office:

                  Continental Stock Transfer and Trust Company
                                17 Battery Place
                               New York, NY 10004
                      Attention: Reorganization Department
                                 (212) 509-4000

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